US.363534882.03 Exhibit 10.3 STERICYCLE, INC. EXECUTIVE SEVERANCE AND CHANGE IN CONTROL PLAN AS AMENDED AND RESTATED EFFECTIVE APRIL 23, 2024

Exhibit 10.3 i TABLE OF CONTENTS Page ARTICLE I Statement of Purpose and Effective Date................................................................ 1 1.01 Purpose..................................................................................................................... 1 1.02 Effective Date .......................................................................................................... 1 ARTICLE II Definitions................................................................................................................. 1 2.01 “Accrued Annual Incentive” .................................................................................. 1 2.02 “Accrued Base Salary” ........................................................................................... 1 2.03 “Accrued Obligations” ........................................................................................... 1 2.04 “Affiliated Company” ............................................................................................. 1 2.05 “Base Salary” .......................................................................................................... 2 2.06 “Board” .................................................................................................................... 2 2.07 “Cause” .................................................................................................................... 2 2.08 “CEO” ...................................................................................................................... 3 2.09 “Change Date” ........................................................................................................ 3 2.10 “Change in Control” ............................................................................................... 3 2.11 “Code” ...................................................................................................................... 4 2.12 “Committee” ............................................................................................................ 4 2.13 “Company” .............................................................................................................. 4 2.14 “Disability” .............................................................................................................. 5 2.15 “Employee” .............................................................................................................. 5 2.16 “Employer” .............................................................................................................. 5 2.17 “ERISA” .................................................................................................................. 5 2.18 “Exchange Act” ....................................................................................................... 5 2.19 “Good Reason” ........................................................................................................ 5 2.20 “Involuntary Termination” ................................................................................... 5 2.21 “Notice of Termination” ......................................................................................... 6 2.22 “Participant” ........................................................................................................... 6 2.23 “Plan” ....................................................................................................................... 6 2.24 “Plans” ..................................................................................................................... 6 2.25 “Policies” .................................................................................................................. 6 2.26 “Post-Change Period” ............................................................................................ 6 2.27 “Post-CIC Good Reason” ....................................................................................... 6 2.28 “Pre-CIC Good Reason” ........................................................................................ 7 2.29 “Pro-rata Annual Incentive” ................................................................................. 7 2.30 Reserved. .................................................................................................................. 7 2.31 “Section 409A Deferred Compensation” .............................................................. 7 2.32 “Severance Multiple” and “Severance Period” ................................................... 7 2.33 “Target Annual Incentive”..................................................................................... 8 2.34 “Termination Date” ................................................................................................ 8 2.35 “Termination of Employment” .............................................................................. 9

Exhibit 10.3 ii ARTICLE III Participation and Eligibility for Benefits ............................................................. 9 3.01 Eligibility .................................................................................................................. 9 3.02 Participation ............................................................................................................ 9 3.03 Eligibility for Benefits ............................................................................................. 9 3.04 Termination of Participation ................................................................................. 9 ARTICLE IV General Obligations of the Employer Upon Involuntary Termination .......... 10 4.01 Involuntary Termination ..................................................................................... 10 4.02 Termination for Any Other Reason .................................................................... 12 ARTICLE V Obligations of the Employer on Involuntary Termination of Certain Participants in the Post-Change Period ................................................................ 12 5.01 Application............................................................................................................. 12 5.02 Involuntary Termination in the Post-Change Period ........................................ 12 5.03 Termination on or After the Change Date for Any Other Reason ................... 13 5.04 Limitation on Benefits .......................................................................................... 13 ARTICLE VI Administration ...................................................................................................... 15 6.01 The Company and Committee ............................................................................. 15 6.02 Delegation of Committee Authority .................................................................... 16 6.03 Advisors and Agents of the Committee ............................................................... 16 6.04 Records and Reports of the Committee .............................................................. 16 6.05 Limitation of Liability; Indemnification ............................................................. 16 6.06 Plan Expenses ........................................................................................................ 16 6.07 Service in More than One Capacity .................................................................... 16 ARTICLE VII Amendments; Termination ................................................................................ 17 7.01 Amendment or Termination of the Plan ............................................................. 17 ARTICLE VIII Claims Procedure .............................................................................................. 17 8.01 Filing a Claim ........................................................................................................ 17 8.02 Review of Claim Denial ........................................................................................ 18 ARTICLE IX Release; No Mitigation; No Duplication of Benefits ......................................... 18 9.01 Release Required ................................................................................................... 18 9.02 No Mitigation ......................................................................................................... 18 9.03 No Duplication of Benefits.................................................................................... 18 ARTICLE X Miscellaneous ......................................................................................................... 19 10.01 Participant Information ....................................................................................... 19 10.02 Electronic Media ................................................................................................... 19

Exhibit 10.3 iii 10.03 Notices .................................................................................................................... 19 10.04 No Employment Contract .................................................................................... 20 10.05 Headings................................................................................................................. 20 10.06 Construction .......................................................................................................... 20 10.07 Joint and Several Liability ................................................................................... 20 10.08 Successors .............................................................................................................. 20 10.09 Payments to Beneficiary ....................................................................................... 20 10.10 Non-Alienation of Benefits ................................................................................... 20 10.11 Tax Matters ........................................................................................................... 21 10.12 Governing Law, Jurisdiction and Venue ............................................................ 22 10.13 Severability ............................................................................................................ 22

Exhibit 10.3 1 ARTICLE I Statement of Purpose and Effective Date 1.01 Purpose. The Plan is intended to encourage and motivate key employees of Stericycle, Inc. (“Stericycle” or the “Company”) or an Affiliated Company to devote their full attention to the performance of their assigned duties without the distraction or concerns regarding their involuntary termination of employment. The Company believes that it is in the best interests of its key employees and the shareholders of the Company to provide financial assistance through severance payments and other benefits to eligible key employees who are involuntarily terminated. With respect to each Participant, the Plan supersedes all plans, agreements, or other arrangements for severance benefits or for enhanced severance payments whether or not before, on or after a change in control. To the extent the Plan provides deferred compensation it is an unfunded plan primarily for the purposes of providing deferred compensation for a select group of management or highly compensated employees. 1.02 Effective Date. This Plan was initially effective as of September 1, 2016 and was previously amended and restated effective as of January 1, 2020. This amended and restated Plan is effective as of April 23, 2024. ARTICLE II Definitions When used in this Plan, the terms specified below have the following meanings: 2.01 “Accrued Annual Incentive” means the amount of any annual incentive earned in a year ended before the Termination Date, but not yet paid to a Participant as of the Termination Date, other than amounts that the Participant has elected to defer or that have been automatically deferred. 2.02 “Accrued Base Salary” means the amount of a Participant’s Base Salary that is accrued but unpaid as of the Termination Date, other than amounts that the Participant has elected to defer. 2.03 “Accrued Obligations” means, as of any date, the sum of a Participant’s Accrued Base Salary, Accrued Annual Incentive, any accrued but unpaid vacation pay, unreimbursed expenses for which proper documentation is provided, and any other vested amounts and benefits that are to be paid or provided to the Participant by the Company under the Company’s Plans (other than this Plan and other than any Section 409A Deferred Compensation), but which have not yet been paid or provided (as applicable). 2.04 “Affiliated Company” means any person with whom the Company would be considered a single employer under Sections 414(b) and 414(c) of the Code and Treas. Reg. §1.409A-3(i)(5)(ii), except that in applying Sections 1563(a)(1), (2), and (3) of the Code for purposes of determining a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Sections 1563(a)(1), (2), and (3) of the Code, and in applying Treas. Reg. § 1.414(c)-(2) for purposes of

Exhibit 10.3 2 determining a controlled group of trades or businesses under Section 414(c) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Treas. Reg. § 1.414(c)-(2). Notwithstanding the foregoing and to the extent allowed by Section 409A of the Code, where justified by legitimate business criteria as determined by the Committee in its sole discretion, “at least 20 percent” shall be substituted for “at least 50 percent” in the preceding sentence in determining whether a Participant has a Termination of Employment. 2.05 “Base Salary” means a Participant’s annual base salary for the last regularly scheduled payroll period immediately preceding the date of the Participant’s Termination of Employment. For avoidance of doubt, Base Salary does not include: Bonuses; tax “gross-up” payments or any similar payments relating to determinations of the Employee’s federal, state or local taxes (whether deemed or actual); incentives; reimbursements or other expense allowances; welfare or fringe benefits (cash and noncash); moving or relocation expenses or allowances; cost-of-living adjustments or cost-of living allowances (COLAs); equity, stock or restricted stock grants or options; or Employer contributions to any 401(k) plan or any other tax-qualified or nontax-qualified retirement, savings or pension plan sponsored by the Company or an Affiliated Company. 2.06 “Board” means the Board of Directors of the Company or, from and after the date of a Change in Control that gives rise to a surviving corporation to the Company, the Board of Directors of such surviving corporation. 2.07 “Cause” means the initial occurrence of any one or more of the following, as determined by the Committee or its delegate in its sole discretion: a Participant’s commission of a felony or any crime involving fraud or moral turpitude; a Participant’s dishonesty or violation of standards of integrity in the course of fulfilling the Participant’s employment duties to the Company or any Affiliated Company;

Exhibit 10.3 3 a material violation of a policy of the Company or any Affiliated Company, including without limitation any written policy addressing harassment, discrimination or any other standard of conduct; a material violation of any written agreement between a Participant and the Company or any Affiliated Company; failure on the part of the Participant to perform the Participant’s employment duties to the Company or any Affiliated Company in any material respect (other than due to Disability), after reasonable written notice of such failure and Participant not satisfactorily correcting such failure within ten (10) business days after receiving such written notice; or failure to comply in any respect with the Foreign Corrupt Practices Act, the securities Act of 1933, the Exchange Act, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Truth in Negotiations Act, or any rules or regulations thereunder. 2.08 “CEO” means the Chief Executive Officer of the Company. 2.09 “Change Date” means the first date on which a Change in Control occurs before the termination of the Plan. 2.10 “Change in Control” means the consummation of an event that meets the conditions for a “change in the ownership of a corporation” (within the meaning of Section 409A of the Code and Treas. Reg. §1.409A3(i)(5)(v)), a “change in the effective control of a corporation” (within the meaning of Section 409A of the Code and Treas. Reg. §1.409A3(i)(5)(vi)(A)) or a “change in the ownership of a substantial portion of a corporation’s assets” (within the meaning of Section 409A and Treas. Reg. §1.409A-3(i)(5)(vii)) through being one or more of the following: any one person, or more than one person acting as a group other than an employee benefit plan (or related trust) of the Company or the Company or a subsidiary (collectively “Excluded Persons”), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; any one person, or more than one person acting as a group (other than any Excluded Person), acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company that, constitutes thirty percent (30%) or more of the total fair market value or total voting power of the stock of the Company; or any one person, or more than one person acting as a group, (other than any Excluded Person) acquires (or has acquired during the twelve (12)-month period ending on date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross

Exhibit 10.3 4 fair market value of all the assets of the Company immediately before such acquisition or acquisitions; a majority of members of the Company’s Board is replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment or election; or the Company merges or consolidates with another corporation, and holders of outstanding shares of the Company’s common stock immediately prior to the merger or consolidation do not own stock in the survivor of the merger or consolidation having more than fifty percent (50%) of the voting power in elections for directors. Notwithstanding subsections (a) through (e), there shall not be a Change in Control if any of the foregoing events occurs, and immediately following such event: (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding common stock $0.01 par value of the Company and any other equity securities of the Company that may be substituted or resubstituted for such stock (“Common Stock”) and outstanding Company voting securities immediately prior to such corporate transaction will beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the outstanding shares of Common Stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such event (including, without limitation, a corporation which as a result of such event owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such event, of the outstanding Company Common Stock and outstanding Company voting securities, as the case may be; (2) no person (other than an Excluded Person or such corporation resulting from such event) will beneficially own, directly or indirectly, thirty percent (30%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such event or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the event; and (3) individuals who were members of the incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such corporate transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such corporate transaction. 2.11 “Code” means the Internal Revenue Code of 1986, as amended. Reference to any provision of the Code, or regulation thereunder, shall include any successor provision and any regulations and other applicable guidance or pronouncement of the Internal Revenue Service or the Department of the Treasury, and applicable case law relating to such Section of the Code. 2.12 “Committee” means the Compensation Committee of the Board. To the extent the Committee has delegated authority to another person or persons the term “Committee” shall refer to such other person or persons. 2.13 “Company” means Stericycle, Inc., a Delaware Corporation, and any successor thereto.

Exhibit 10.3 5 2.14 “Disability” means, in accordance with Treasury Regulations § 1.409A-3(a), a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six months, where such impairment causes the Employee to be unable to perform the duties of the Employee’s position of employment or any substantially similar position of employment. 2.15 “Employee” means an individual who is designated as an employee of an Employer on the records of such Employer. 2.16 “Employer” means the Company and an Affiliated Company any of whose Employees are Participants in the Plan. The term “Employer” includes any successor to the Company or an Employer. 2.17 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. Reference to any provision of ERISA shall also include any successor provision and regulations and others applicable guidance or pronouncement of a federal regulatory agency and applicable case law relating to such Section of ERISA. 2.18 “Exchange Act” means the Securities Exchange Act of 1934. 2.19 “Good Reason” means either a Pre-CIC Good Reason or a Post-CIC Good Reason, as applicable. 2.20 “Involuntary Termination” means the Termination of Employment of a Participant (a) initiated by the Employer other than for Cause or Disability, and (b) for a reason other than a Participant’s death. During the Post-Change Period, a Termination of Employment initiated by the Participant for Post-CIC Good Reason shall also be an Involuntary Termination. During any period that is not a Post-Change Period, a Termination of Employment initiated by the Participant for Pre-CIC Good Reason shall also be an Involuntary Termination. For avoidance of doubt, a Participant shall not have an Involuntary Termination of Employment if the Participant (i) voluntarily resigns without Good Reason; (ii) has a Termination of Employment because of the Participant’s death or Disability; or (iii) on or before the Termination of Employment (other than a Termination of Employment during the Post-Change Period), is offered employment or re-employment with the Company or an Affiliated Company or any successor to all or a portion of the business of the Company or Affiliated Company on terms and conditions substantially similar to the terms and conditions of the Participant’s employment before the Participant’s Termination of Employment as determined by the Committee; provided, however, that if a Participant provides the Company with written notice of the Participant’s intent to retire in accordance with the Stericycle, Inc. 2021 Long-Term Incentive Plan (as amended or restated from time to time) and the Participant’s Termination of Employment is subsequently initiated (A) by the Employer other than for Cause or Disability and for a reason other than the Participant’s death, (B) during the Post-Change Period, by the Participant for Post-CIC Good Reason, or (C) during any period that is not a Post-Change Period, by the Participant for Pre-CIC Good Reason, then (x) if such Termination of Employment occurs prior to the retirement date specified in such notice (or such other date mutually agreed upon by the Employer and the Participant), the Participant’s Termination of Employment will be considered an Involuntary Termination, and (y) if such Termination of Employment occurs on or after the retirement date specified in such notice (or such other date mutually agreed upon by the Employer and the

Exhibit 10.3 6 Participant), the Participant’s Termination of Employment will not be considered an Involuntary Termination. 2.21 “Notice of Termination” means a written notice given in accordance with Section 10.03 that sets forth (i) the specific termination provision in this Plan relied on by the party giving such notice, (ii) in reasonable detail the specific facts and circumstances claimed to provide a basis for such Termination of Employment, and (iii) if the Termination Date is other than the date of receipt of such Notice of Termination (and is not determined under Section 2.34), the Termination Date. 2.22 “Participant” means an Employee who is selected to participate in the Plan and whose participation has not been terminated pursuant to Section 3.04. 2.23 “Plan” means this Stericycle, Inc. Executive Severance and Change in Control Plan as set forth herein and as from time to time amended. 2.24 “Plans” means plans, programs, or Policies of the Company or the Employer that employs a Participant. 2.25 “Policies” means policies, practices or procedures of the Company or the Employer that employs a Participant. 2.26 “Post-Change Period” means the period beginning on the Change Date and ending on the second anniversary of the Change Date. 2.27 “Post-CIC Good Reason” means the initial occurrence of any one or more of the following actions or omissions without the Participant’s consent occurring during the Post-Change Period and for which Notice of Termination is given during the Post-Change Period: (i) a material reduction in the Participant’s Base Salary; (ii) requiring the Participant to be based at any office or location more than 50 miles from the Participant’s pre-Change Date primary work or office location; (iii) any material diminution in the Participant’s authority, duties or responsibilities; (iv) any material breach of this Plan by any Employer or the Committee; provided that, in order for there to be a Termination of Employment by a Participant for Post-CIC Good Reason, the Participant must notify the Participant’s Employer of the event constituting such Post-CIC Good Reason within 30 days of the initial occurrence of such event, by a Notice of Termination. The Employer must have failed to cure the event constituting Post-CIC Good Reason within 30 days following receipt of the Notice of Termination and the Participant must terminate employment within five days after the lapse of the cure period if no cure is effected. A delay in the

Exhibit 10.3 7 delivery of such Notice of Termination or in the Termination of Employment after the lapse of the cure period shall waive the right of the Participant under this Plan to terminate employment for Post- CIC Good Reason. 2.28 “Pre-CIC Good Reason” means the initial occurrence of any one or more of the following actions or omissions without the Participant’s consent occurring before a Change in Control Period and for which Notice of Termination is given: (i) a material reduction in the Participant’s Base Salary; (ii) requiring the Participant to be based at any office or location more than 50 miles from the Participant’s then current primary work office or location; (iii) any material diminution in the Participant’s authority, duties or responsibilities; provided that, in order for there to be a Termination of Employment by a Participant for Pre- CIC Good Reason, the Participant must notify the Participant’s Employer of the event constituting such Pre-CIC Good Reason within 30 days of the initial occurrence of such event, by a Notice of Termination. The Employer must have failed to cure the event constituting Pre- CIC Good Reason within 30 days following receipt of the Notice of Termination and the Participant must terminate employment within five days after the lapse of the cure period if no cure is effected. A delay in the delivery of such Notice of Termination or in the Termination of Employment after the lapse of the cure period shall waive the right of the Participant under this Plan to terminate employment for Pre-CIC Good Reason. 2.29 “Pro-rata Annual Incentive” means, in respect of an Employer’s fiscal year during which the Termination Date occurs, an amount equal to the product of (a) (i) in the case of a Termination Date before the Change Date, the actual annual incentive the Participant would have been paid if the Participant remained employed on the payment date applicable to then current employees, and (ii) in the case of a Termination Date on or after the Change Date or in situations where calculation of the Participant’s actual annual incentive is impracticable, the Participant’s Target Annual Incentive (determined as of the Termination Date) multiplied by (b) a fraction, the numerator of which equals the number of days from and including the first day of such fiscal year through and including the Termination Date, and the denominator of which equals 365. 2.30 Reserved. 2.31 “Section 409A Deferred Compensation” means a deferral of compensation that is subject to (and not otherwise exempt from) the requirements of Section 409A of the Code. 2.32 “Severance Multiple” and “Severance Period” mean: for a Participant, for a Termination Date occurring before the Change Date or after the Post-Change Period:

Exhibit 10.3 8 Title/Benefit Indicator Severance Multiple Severance Period CEO 2x 24 months Executive Vice-Presidents Senior Vice-Presidents 1x 1x 24 months N/A for a Participant, for a Termination Date occurring during the Post-Change Period: Title/Benefit Indicator Severance Multiple CEO 3x Executive Vice-Presidents Senior Vice-Presidents 2x 1.5x 2.33 “Target Annual Incentive”, as of any date, means the amount equal to the product of a Participant’s Base Salary multiplied by the percentage of such Base Salary to which such Participant would be entitled as an annual incentive, based on the terms in effect on such date under any annual incentive plans for the performance period for which the annual incentive is awarded if the performance goals established pursuant to such bonus plan were achieved at the 100% (target) level as of the end of the performance period. 2.34 “Termination Date” means the date of the receipt of the Notice of Termination by a Participant (if such Notice of Termination is given by the Company or the Participant’s Employer) or by the Participant’s Employer (if such Notice is given by the Participant), or any later date specified in the Notice of Termination (but not more than 35 days after the giving of such Notice if the Notice of Termination is given by the Participant for Good Reason) on which an Employee has a Termination of Employment; provided, however, that: if the Participant’s employment is terminated by reason of death, the Termination Date shall be the date of the Participant’s death; If the Participant’s employment is terminated by reason of Disability, the Termination Date shall be the date regularly applied by the Company’s Human Resource function to terminations of employment for Disability; if no Notice of Termination is given, the Termination Date shall be the last date on which the Participant is at work as an Employee; and if the Notice of Termination is for a Termination by the Participant for Good Reason, the Termination Date shall be no later than the 35th day after the giving of the Notice of Termination if the Employer has not cured the Good Reason.

Exhibit 10.3 9 2.35 “Termination of Employment” means in respect of a Participant, a termination of employment as determined by the Committee; provided, however, that with respect to payment of any Section 409A Deferred Compensation, “Termination of Employment” shall mean “separation from service” within the meaning of Section 409A of the Code. ARTICLE III Participation and Eligibility for Benefits 3.01 Eligibility. An Employee is eligible for participation in this Plan if the Employee satisfies at least one of (i), (ii), or (iii) below: (i) The Employee is the CEO; or (ii) The Employee is classified by the Company in its employment records with the title of “Executive Vice-President”; or (iii) The Employee is classified by the Company in its employment records as a full-time Employee with the title of “Senior Vice-President” and is designated by the Committee, in its sole discretion, to participate in this Plan by receipt of written notice from the Committee in the form attached hereto as Exhibit A; provided that, any Employee who otherwise satisfies the eligibility requirements under this subsection (a) shall not be eligible under this Plan if the Employee has a separate written agreement with the Company providing benefits contingent upon the Employee experiencing a Termination of Employment that differ from those available under and through this Plan. The Committee shall maintain a list of Participants, as in effect from time to time. To become a Participant, an individual, to the extent not subject to a restrictive covenant, shall agree to restrictive covenants in such form as the Company may require, whether or not the individual becomes eligible for benefits under Article IV or Article V. 3.02 Participation. Each eligible Employee shall become a Participant in the Plan on the first date on which the Employee is an eligible Employee described in Section 3.01 and has signed an acknowledgement of coverage under this Plan and, if applicable, any restrictive covenants. 3.03 Eligibility for Benefits. A Participant becomes eligible for benefits under the Plan if the Participant has an Involuntary Termination. 3.04 Termination of Participation. If, before the Termination Date, a Participant is demoted below the employment classification level which qualifies him or her to be a Participant in this Plan (disregarding any demotion after the Change Date that would constitute Post-CIC Good

Exhibit 10.3 10 Reason), such Participant shall thereupon cease to be a Participant as of the date of demotion. If a Participant’s Termination of Employment is not an Involuntary Termination, the Participant shall cease to be a Participant on the Termination Date. If, upon Termination of Employment, the Participant does not become eligible for a benefit under Article IV, the Participant’s status as a Participant shall cease upon the Termination Date. Any determination as to a termination of Participation under this Section 3.04 shall be made by the Committee (or by the independent members of the Board upon the recommendation of the Committee in the case of a determination regarding the CEO). ARTICLE IV General Obligations of the Employer Upon Involuntary Termination 4.01 Involuntary Termination. If a Participant has an Involuntary Termination (including a Termination of Employment for Pre-CIC Good Reason), then unless Article V applies, the Employer’s sole obligations to such Participant under the Plan shall be as follows: The Employer shall pay the Participant the following: (i) all Accrued Obligations; (ii) subject to Section 9.01, the Participant’s Prorata Annual Incentive, reduced (but not below zero) by the amount of any Annual Incentive paid to the Participant with respect to the Employer’s fiscal year during which the Termination Date occurs (for example, if the Annual Incentive is paid quarterly); the Pro-rata Annual Incentive shall be paid at the same time and in the same form as the Annual Incentives for such fiscal year are paid to ongoing employees; but no later than two and one-half months after the last day of the fiscal year following the fiscal year in which the Termination Date occurs; (iii) subject to Section 9.01: (A) For the CEO and any Participant classified as an Executive Vice-President on the date the Notice of Termination is provided, an amount equal to the sum of Base Salary and the Target Annual Incentive, each determined as of the Termination Date, multiplied by the applicable Severance Multiple (the “Severance Amount”). The Severance Amount shall be paid in the form of salary continuation, beginning no more than sixty days after the Termination Date, provided the applicable revocation period for the release required by Section 9.01 has expired at that time, and subject to Section 10.11(c) and Section 10.11(e). Salary continuation payments shall be made in accordance with the Employer’s regular payroll practices beginning with the first regularly scheduled payroll date after the Termination Date; provided, however,

Exhibit 10.3 11 that any payments that are delayed as required by Section 10.11(c) or Section 10.11(e) or to allow for the lapse of the applicable revocation period for the release required by Section 9.01 shall be cumulated without interest and paid on the first date on which payment is permitted under by Section 10.11(c) or Section 10.11(e) or after lapse of the applicable revocation period required by Section 9.01. The amount of each salary continuation payment shall be determined by dividing the Severance Amount by the number of regularly scheduled payroll periods in the Severance Period (determined without regard to any delays required by Section 10.11(c) or Section 10.11(e) or the applicable revocation period under Section 9.01). (B) For any Participant classified as a Senior Vice-President on the date the Notice of Termination is provided, an amount equal to the sum of Base Salary, determined as of the Termination Date, multiplied by the applicable Severance Multiple (the “Severance Amount”). The Severance Amount shall be paid in a single lump sum payment and be paid no more than sixty days after the Termination Date, provided the applicable revocation period required for the release under Section 9.01 has expired at that time; and subject to Section 10.11(c) and Section 10.11(e) and any amounts that are delayed as required by Section 10.11(c) or Section 10.11(e) shall be cumulated without interest and paid on the first date on which payment is permitted under by Section 10.11(c) or Section 10.11(e). The Employer shall provide for Post-Termination of Employment non- qualified deferred compensation benefits, equity awards and employee welfare benefits pursuant to the terms of the respective Plans and Policies under which such post- termination of Employment benefits, awards and welfare benefits, if any, are provided, except as provided in (c) below. Subject to Section 9.01, if the Participant timely elects post-termination continuation coverage under Section 4980 of the Code (“COBRA”) with respect to medical, vision, prescription and/or dental coverage, then the Employer shall, in its sole discretion, either reimburse the Participant or pay the provider directly for the Company’s regular employer contribution towards the premiums for such COBRA coverage for the Participant and the Participant’s eligible dependents for the lesser of (i) eighteen months or (ii) the time period for which the Participant remains eligible for COBRA coverage. The Participant will be required to pay the employee portion for such COBRA premiums, based on the premiums payable for similar employer provided coverage by active employees. Notwithstanding the forgoing, such

Exhibit 10.3 12 reimbursement (or direct payment) shall cease if the Participant becomes eligible for medical, vision, prescription or dental coverage, respectively, from a subsequent employer, or for Medicare. The Employer shall reimburse Participant for outplacement benefits to the Participant up to an amount equal to $25,000. Such reimbursements will be made in accordance with the reimbursement policy of the Company applicable to similarly-situated executive Employees, but only after the Participant provides documentation acceptable to the Company of the outplacement benefits actually received by the Participant. 4.02 Termination for Any Other Reason. If a Participant has a Termination of Employment that does not qualify as an Involuntary Termination (including termination by the Employer for Cause, termination by the Employee other than for Pre-CIC Good Reason, termination by the Employer or the Employee for Disability, or termination on account of death), then unless Article V applies, the Employer’s sole obligations to such Participant under the Plan shall be to pay the Participant all Accrued Obligations determined as of the Termination Date. ARTICLE V Obligations of the Employer on Involuntary Termination of Certain Participants in the Post-Change Period 5.01 Application. During the Post-Change Period, a Participant shall be entitled to benefits under this Article V in lieu of benefits under Article IV. 5.02 Involuntary Termination in the Post-Change Period. If a Participant has an Involuntary Termination (including a Termination of Employment for Post-CIC Good Reason) for which a Notice of Termination is given during the PostChange Period, then the Employer’s sole obligations to such Participant under the Plan shall be as follows: The Employer shall pay the Participant the following in a single lump sum: (i) all Accrued Obligations; (ii) subject to Section 9.01, the Participant’s Prorata Annual Incentive, reduced (but not below zero) by the amount of any Annual Incentive paid to the Participant with respect to the Employer’s fiscal year during which the Termination Date occurs (for example, if the Annual Incentive is paid quarterly); (iii) subject to Section 9.01, an amount equal to the sum of Base Salary and the Target Annual Incentive, each determined as of the Termination Date, multiplied by the applicable Severance Multiple; provided, however, that any reduction in the Participant’s Base Salary that would qualify as Good Reason shall be disregarded for this purpose; The amount described in Sections 5.01(a)(ii) and (iii) shall be paid no more than sixty days

Exhibit 10.3 13 after the Termination Date, provided the applicable revocation period required for the release under Section 9.01 has expired at that time; and subject to Section 10.11(c) and Section 10.11(e). Post-Termination of Employment non-qualified deferred compensation benefits, equity awards, and employee welfare benefits shall be provided pursuant to the terms of the respective Plans and Policies under which such Post-Termination of Employment benefits, awards and welfare benefits, if any, are provided, except as provided in (c) below. Subject to Section 9.01, if the Participant timely elects post-termination continuation coverage under COBRA with respect to medical, vision, prescription and/or dental coverage, then the Employer shall, in its sole discretion, either reimburse the Participant (or pay the provider directly) for the Company’s regular employer contribution towards the premiums for such COBRA coverage for the Participant and the Participant’s eligible dependents for the lesser of (i) eighteen months or (ii) the time period for which the Participant remains eligible for COBRA coverage. The Participant will be required to pay the employee portion of such COBRA premiums, based on the premiums payable for similar employer provided coverage by active employees. Notwithstanding the forgoing, such reimbursement (or direct payment) shall cease if the Participant becomes eligible for medical, vision, prescription or dental coverage, respectively, from a subsequent employer, or for Medicare. 5.03 Termination on or After the Change Date for Any Other Reason. If a Participant has a Termination of Employment for which a Notice of Termination is given during the Post-Change Period that does not qualify as an Involuntary Termination (including termination by the Employer for Cause, termination by the Employee other than for Post-CIC Good Reason, termination by the Employer or the Employee for Disability, or termination on account of death), then the Employer’s sole obligation to the Participant under this Plan shall be to pay the Participant all Accrued Obligations determined as of the Termination Date. 5.04 Limitation on Benefits. In the event it shall be determined that any payment or distribution by an Employer to or for the benefit of the Participant (whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise) (a “Payment”) would be nondeductible by the Employer for Federal income tax purposes because of Section 280G of the Code and subject to the excise tax imposed by Section 4999 of the Code, any successor provisions, or any comparable federal, state, local or foreign excise tax (“Excise Tax”), then the aggregate present value of amounts payable or distributable to or for the benefit of the Participant pursuant to this Plan (“Plan Payments”) shall be either (A) provided in full pursuant to the terms of this Plan or any other applicable plan or agreement, or (B) provided as to such lesser extent which would result in no portion of such Plan Payment being subject Excise Tax (the “Reduced Amount”), whichever of the foregoing amounts, taking into account the applicable federal state, local and foreign income, employment and other taxes

Exhibit 10.3 14 and the Excise Tax (including, without limitation, any interest or penalties on such taxes), results in the receipt by Participant, on an after-tax basis, of the greatest amount of payments and benefits provided for hereunder or otherwise, notwithstanding that all or some portion of such Plan Payments may be subject to the Excise Tax. The Committee shall select a firm of certified public accountants of national standing, (the “Accounting Firm”), which may be the firm regularly auditing the financial statements of the Company or the Employer. The Accounting Firm shall make all determinations required to be made under this Section and shall provide detailed supporting calculations to the Company, the Employer and the Employee within 30 days after the Termination Date or such earlier time as is requested by the Company, and provide an opinion to the Participant that the Participant has substantial authority not to report any Excise Tax on the Participant’s Federal income tax return with respect to any Payments. Any such determination by the Accounting Firm shall be binding upon the Company, the Employer and the Participant. The Accounting Firm shall determine which and how much of the Plan Payment or Payments, as the case may be, shall be eliminated or reduced, if any, consistent with the requirements of this Section, provided that, if the Accounting Firm does not make such determination within 30 days after the Termination Date the Company shall elect which and how much of the Plan Payment or Payments, as the case may be, shall be eliminated or reduced consistent with the requirements of this Section and shall notify the Participant promptly of such election. Within five business days thereafter, the Employer shall pay to or distribute to or for the benefit of the Participant such amounts as are then due to the Participant under this Plan. As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm or the Company hereunder, it is possible that Plan Payments or Payments, as the case may be, will have been made by the Employer which should not have been made (“Overpayment”) or that additional Plan Payments or Payments, as the case may be, which will not have been made by the Employer could not have been made (“Underpayment”), in each case, consistent with the calculations required to be made hereunder. In the event that the Accounting Firm, based upon the assertion of a deficiency by the Internal Revenue Service against the Employee which the Accounting Firm believes has a high probability of success determines that an Overpayment has been made, promptly on notice and demand the Participant shall repay to the Employer any such Overpayment paid or distributed by the Employer to or for the benefit of the Participant together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such amount shall be payable by the Participant to the Employer if and to the extent such payment would not either reduce the amount on which the Participant is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Accounting Firm, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Employer to or for the benefit of the Participant together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

Exhibit 10.3 15 ARTICLE VI Administration 6.01 The Company and Committee. The Company shall have overall responsibility for the establishment, amendment and termination of the Plan. In carrying out its responsibilities hereunder, the Company shall act through the Committee (except with respect to the CEO, with respect to whom the Company shall act through the independent members of the Board). The Committee shall have, in its discretion, the responsibilities, duties, powers and authority, assigned to it in this Plan and any responsibilities, duties, powers and authority, under this Plan that are not specifically delegated to anyone else, including the following: (i) to determine which individuals shall be selected as Participants; (ii) to decide on questions concerning the Plan and the eligibility of any Participant to participate in the Plan, including whether the Participant should remain (or become) a Participant; (iii) to determine the nature and timing of any Termination of Employment or the existence of Good Reason; (iv) subject to any limitations under the Plan or applicable law, to make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the Plan; (v) to require any person to furnish such information as it may request as a condition to receiving any benefit under the Plan; (vi) to compute or have computed the amount of benefits that shall be payable to any person in accordance with the provisions of the Plan; (vii) to construe and interpret the Plan and correct defects, supply omissions and reconcile inconsistencies in the Plan; (viii) to make all other decisions and determinations (including factual determinations) as the Committee may deem necessary or advisable in carrying out its duties and responsibilities or exercising its powers; provided that if the CEO becomes a Participant, such duties, responsibilities and powers shall be exercised with respect to him or her by the independent members of the Board. Decisions of the Committee (or the independent members of the Board with respect to the CEO) shall be final, conclusive and binding on all persons interested in the Plan, including Participants, beneficiaries and other persons claiming rights from or through a Participant.

Exhibit 10.3 16 6.02 Delegation of Committee Authority. The Committee may delegate to officers or employees of the Company, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such administrative functions and exercise such administrative powers and authority, as the Committee in its discretion may determine. Such delegation may be revoked at any time. Notwithstanding the foregoing, in no event may the Committee delegate its authority (other than for purely ministerial functions) to any management employees of the Company as it relates to any benefits or rights under this Plan that may be provided to Section 16(b) officers (as specified in the Exchange Act) from time to time. 6.03 Advisors and Agents of the Committee. The Committee may (i) authorize one or more of its members or an agent to execute or deliver any instrument, and make any payment on its behalf and (ii) utilize and cause the Company to pay for the services of associates and engage accountants, agents, clerks, legal counsel, record keepers and professional consultants (any of whom may also be serving an Employer or another Affiliated Company of the Company) to assist in the administration of this Plan or to render advice with regard to any responsibility under this Plan. 6.04 Records and Reports of the Committee. The Committee or its delegate shall maintain records and accounts relating to the administration of the Plan. 6.05 Limitation of Liability; Indemnification. The members of the Board and the Committee shall have no liability with respect to any action or omission made by them in good faith nor from any action made in reliance on (i) the advice or opinion of any accountant, legal counsel, medical adviser or other professional consultant or (ii) any resolutions of the Board certified by the secretary or assistant secretary of the Company. Each member of the Board, the Committee, and each employee to whom are delegated duties, responsibilities and authority with respect to the Plan shall be indemnified, defended, and held harmless by the Company and the Employers and their respective successors against all claims, liabilities, fines and penalties and all expenses (including but not limited to attorneys’ fees) reasonably incurred by or imposed on such member or Participant that arise as a result of the Participant’s actions or failure to act in connection with the operation and administration of the Plan, to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty or expense is not paid for by liability insurance purchased by or paid for by the Company or an Employer. Notwithstanding the foregoing, the Company or an Employer shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Company or an Employer consent in writing to such settlement or compromise. 6.06 Plan Expenses. Expenses relating to the Plan before its termination shall be paid from the general assets of the Company or an Employer. Any individual who serves as a member of the Committee shall receive no additional compensation for such service. 6.07 Service in More than One Capacity. Any person or group of persons may serve the Plan in more than one capacity.

Exhibit 10.3 17 ARTICLE VII Amendments; Termination 7.01 Amendment or Termination of the Plan. The Company by duly adopted resolution of the Board shall have the sole right to alter, amend or terminate this Plan in whole or in part at any time and to terminate the participation of any Employee; provided, however, that: (i) any such adverse amendment or termination shall be effective only as to those Participants, if any, who have consented to such amendment or termination or who have received from the Company at least 12 months’ prior written notice (“Amendment Notice” or “Expiration Notice,” respectively) of such adverse amendment or termination that sets forth the date of termination or amendment (“Amendment Date” or “Expiration Date”), (ii) no such Amendment Notice or Expiration Notice shall be effective as to any Participant if a Change Date occurs before the Amendment or Expiration Date specified in the Amendment Notice or Expiration Notice, and (iii) no such Amendment Notice or Expiration Notice shall be effective on or following a Change in Control of the Company until all payments of benefits and other applicable obligations under this Plan have been satisfied in full. Any purported Plan termination or amendment in violation of this Section 7.01 shall be void and of no effect. ARTICLE VIII Claims Procedure 8.01 Filing a Claim. No claim shall be required for benefits due under the Plan. Any individual eligible for benefits under this Plan who believes they are entitled to additional benefits or who desires to clarify the individual’s right to future benefits under the Plan (“Claimant”) may submit an application for benefits (“Claim”) to the Committee (or to such other person or persons as may be designated by the Committee) in writing in such form as is provided or approved by the Committee. When a Claim has been filed properly, it shall be evaluated and the Claimant shall be notified of the approval or the denial of the Claim within 90 days after the receipt of such Claim. A Claimant shall be given a written notice in which the Claimant shall be advised as to whether the Claim is granted or denied, in whole or in part. If a Claim is denied, in whole or in part, the notice shall contain (i) the specific reasons for the denial, (ii) references to pertinent provisions of this Plan on which the denial is based, (iii) a description of any additional material or information necessary to perfect the Claim and an explanation of why

Exhibit 10.3 18 such material or information is necessary, and (iv) the Claimant’s right to seek review of the denial. 8.02 Review of Claim Denial. If a Claim is denied, in whole or in part, or if a Claim is neither approved nor denied within the 90 day period specified Section 8.01(b), the Claimant shall have the right, within 60 days after receipt of such denial (or after such claim to deemed denied), to (i) request that the Committee (or such other person or persons as shall be designated in writing by the Committee) review the denial or the failure to approve or deny the Claim, (ii) review pertinent documents, and (iii) submit issues and comments in writing. Within 60 days after such a request is received, the Committee shall complete its review and give the Claimant written notice of its decision. The Committee shall include in its notice to Claimant the specific reasons for its decision and references to provisions of this Plan on which its decision is based. A Claimant shall have no right to seek review of a denial or benefits, or to bring any action in any court to enforce a Claim, before filing a Claim and exhausting all rights to review under Sections 8.01 and 8.02. ARTICLE IX Release; No Mitigation; No Duplication of Benefits 9.01 Release Required. Any and all amounts payable and benefits or additional rights provided pursuant to this Plan, other than the Accrued Obligations and amounts provided under Section 4.01(b) or Section 5.02(b), shall only be payable if the Participant (or Participant’s beneficiary in the event of Participant’s death) timely delivers to the Employer and does not revoke a general waiver and release of claims in favor of the Company and related parties in such form provided by the Company in its sole discretion and with such terms and conditions (which shall include, but are not limited to, non-competition, non-solicitation, confidentiality, and other restrictive covenants, as well as the events that shall result in the forfeiture, recoupment, and/or claw-back of the benefits provided under this Plan) as are reasonably acceptable to the Company, and the revocation period related to such general waiver and release has expired. Such general waiver and release shall be executed and delivered (and the revocation period related thereto, if any, shall have lapsed without revocation having been made) within sixty (60) days following the Termination Date. 9.02 No Mitigation. No Participant shall have any duty to mitigate the amounts payable under this Plan by seeking or accepting new employment or self-employment following termination. Except as specifically otherwise provided in this Plan, all amounts payable pursuant to this Plan shall be paid without reduction regardless of any amounts of salary, compensation or other amounts that may be paid or payable to the Participant as the result of the Participant’s employment by another employer or self-employment. 9.03 No Duplication of Benefits. Subject to Section 10.11(f), to the extent that a Participant shall have received severance payments or other severance benefits under any other Plan or agreement of the Company before receiving severance payments or other severance benefits pursuant to Article IV or Article V, the severance payments or other severance benefits under such other Plans or agreements shall reduce (but not below zero) the corresponding severance payments or other severance benefits to which such Participant shall be entitled under Article IV or

Exhibit 10.3 19 Article V. To the extent that a Participant accepts payments made pursuant to Article IV or Article V, the Participant shall be deemed to have waived the Participant’s right to receive a corresponding amount of future severance payments or other severance benefits under any other Plan or agreement of the Company. Payments and benefits provided under the Plan shall be in lieu of any termination or severance payments or benefits for which the Participant may be eligible under any of the Plans or Policy of the Company or an Affiliated Company or under the Worker Adjustment Retraining Notification Act of 1988 or any similar statute or regulation. ARTICLE X Miscellaneous 10.01 Participant Information. Each Participant shall notify the Committee of the Participant’s home address and each change of home address. Each Participant shall also furnish the Committee with any other information and data that the Committee considers necessary for the proper administration of the Plan. The information provided by the Participant under this Section shall be binding on the Participant, the Participant’s dependents and any beneficiary for all purposes of the Plan and the Committee shall be entitled to rely on any representations regarding personal facts made by a Participant, the Participant’s dependents or beneficiary, unless such representations are known to be false. 10.02 Electronic Media. Under procedures authorized or approved by the Committee, any form for any notice, election, designation, or similar communication required or permitted to be given to or received from a Participant under this Plan may be communicated or made available to the Company or Participant in an electronic medium (including computer network, e-mail or voice response system) and any such communication to or from a Participant or Beneficiary through such electronic media shall be fully effective under this Plan for such purposes as such procedures shall prescribe. Any record of such communication retrieved from such electronic medium under its normal storage and retrieval parameters shall be effective as a fully authentic executed writing for all purposes of this Plan absent manifest error in the storage or retrieval process. 10.03 Notices. All notices and other communications under this Plan shall be in writing and delivered by hand, by nationally recognized delivery service that promises overnight delivery, or by first-class registered or certified mail, return receipt requested, postage prepaid, addressed as follows: If to a Participant, at the Participant’s most recent home address on file with the Company. If to the Company or any other Employer, Stericycle, Inc. 2355 Waukegan Road Bannockburn, Illinois 60015 Attn.: Office of the General Counsel

Exhibit 10.3 20 or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective the day of receipt if delivered by hand or electronically, the second business day after deposit with an overnight delivery service if so deposited, or the fifth business day after mailing in the case of first class registered or certified mail. 10.04 No Employment Contract. The existence of this Plan shall not confer any legal or other rights upon any Participant to employment or continuation of employment. Employees are employees at will. The Company and each Employer reserve the right to terminate any Participant with or without cause at any time, notwithstanding the provisions of this Plan. 10.05 Headings. The headings in this Plan are for convenience of reference and shall not be given substantive effect. 10.06 Construction. Any masculine pronoun shall also mean the corresponding female or neuter pronoun, as the context requires. The singular and plural forms of any term used in this Plan shall be interchangeable, as the context requires. 10.07 Joint and Several Liability. In the event that any Employer incurs any obligation to a Participant pursuant to this Plan, such Employer, the Company and each Affiliated Company, if any, of which such Employer is a subsidiary shall be jointly and severally liable with such Employer for such obligation. 10.08 Successors. This Plan shall inure to the benefit of and be binding upon the Company, each Employer and their respective successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of any Employer to assume expressly and agree to comply with this Plan in the same manner and to the same extent that the Employer would be required to comply with it if no such succession had taken place. Failure to require such assumption will be a material breach of this Plan. Any successor to the business or assets of any Employer that assumes or agrees to perform this Plan by operation of law, contract, or otherwise shall be jointly and severally liable with the Employer under this Plan as if such successor were the Employer. 10.09 Payments to Beneficiary. If a Participant dies after becoming entitled to payments under Section 4.01 or 5.02 but before receiving all amounts to which the Participant is entitled under this Plan, then, subject to Section 9.01, such remaining amounts shall be paid in a lump sum to one or more beneficiaries designated in writing by the Participant for the purposes of this Plan and received by the Committee before the Participant’s death, which the Participant may change from time to time in the manner without the consent of any previously designated beneficiary, or if none is so designated, to the Participant’s surviving spouse and, if there is no such surviving spouse, to the Participant’s estate. To the extent that any payment to a beneficiary is subject to Section 409A of the Code, payment will be made within the time period allowed thereunder. 10.10 Non-Alienation of Benefits. Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being

Exhibit 10.3 21 received by the Participant, and any such attempt to dispose of any right to benefits payable under this Plan shall be void. 10.11 Tax Matters. An Employer may withhold from any amounts payable under this Plan, or from any other amount due a Participant, any federal, state, local and other income, employment and other taxes that are required to be withheld pursuant to any applicable law or regulation, as determined by the Employer. The intent of the Employers is that payments and benefits under this Plan are exempt from or comply with Section 409A of the Code and, accordingly, to the maximum extent permitted, this Plan shall be interpreted in accordance with that intent. To the extent that any provision hereof is modified in order to comply with Section 409A of the Code, such modification shall be made in good faith and shall, to the maximum extent reasonably possible, maintain the original intent and economic benefit to the Participant and the Employer of the applicable provision without violating the provisions of Section 409A of the Code. In no event whatsoever shall the Company or any Employer be liable for any additional tax, interest or penalty that may be imposed on a Participant or Employee by Section 409A of the Code or damages for failing to comply with Section 409A of the Code. If a Participant is deemed on the Termination Date to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then with regard to any payment or the provision of any benefit that is considered “nonqualified deferred compensation” under Section 409A of the Code payable on account of a “separation from service,” to the extent required by Section 409A of the Code, such payment or benefit shall not be made or provided until the date which is the earlier of (i) the day after the expiration of the six (6)-month period measured from the date of such “separation from service” of the Employee, and (ii) the date of the Employee’s death. Upon the expiration of the six month delay period, all payments and benefits delayed pursuant to this provision (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Employee in a lump sum without interest, and all remaining payments and benefits due under this Plan shall be paid or provided in accordance with the normal payment dates specified for them herein. To the extent that reimbursements or other in-kind benefits under this Plan constitute “nonqualified deferred compensation” for purposes of Section 409A of the Code, (i) all expenses or other reimbursements hereunder shall be made on before to the last day of the taxable year following the taxable year in which such expenses were incurred by the Participant, (ii) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (iii) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

Exhibit 10.3 22 For purposes of Section 409A of the Code, the Participant’s right to receive installment payments pursuant to this Plan shall be treated as a right to receive a series of separate and distinct payments. Whenever this Plan specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Employer; provided that if the timing of the payment is contingent on the lapse or expiration of the revocation period for the release required under Section 9.01 and such revocation period could, as of the Termination Date, lapse either in the same year as the Termination Date or in the following year, the actual date of payment within the specified period shall be in such following year. Notwithstanding any other provision of this Plan to the contrary, in no event shall any payment or benefit under this Plan that constitutes “nonqualified deferred compensation” for purposes of Section 409A of the Code be subject to offset by any other amount unless such offset would not trigger additional taxes and penalties under Section 409A of the Code. 10.12 Governing Law, Jurisdiction and Venue. Unless expressly prohibited by applicable law, (a) the provisions of this Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule, whether of the State of Delaware or any other jurisdiction, that would cause the application of laws of any jurisdiction other than the State of Delaware, except to the extent such laws are superseded by federal law, and (b) any legal action arising under the Plan shall be brought exclusively in a state or federal court sitting in Lake County, Illinois, and the Company and each Participant irrevocably consents to the exercise of personal jurisdiction over them by such courts and waive any objection to venue or jurisdiction based on forum non conveniens or on any other 10.13 Severability. If any one or more Articles, Sections or other portions of this Plan are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any Article, Section or other portion not so declared to be unlawful or invalid; provided that if the release required under Section 10,01 is declared to be unlawful or unenforceable, then no payments shall be made the payment of which is subject to such release, and the Participant shall forthwith restore to the Employer any payments previously made that were subject to such release. Any Article, Section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such article, section or other portion to the fullest extent possible while remaining lawful and valid.